UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
November 1, 2007
AFC Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

5555 Glenridge Connector, NE, Suite 300, Atlanta, Georgia	30342
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 459-4450
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
Signatures
EX-10.1 RESTRICTED STOCK GRANT CERTIFICATE
EX-10.2 NON-QUALIFIED STOCK OPTION CERTIFICATE (TIME-BASED VESTING)
EX-10.3 NON-QUALIFIED STOCK OPTION CERTIFICATE (PERFORMANCE-BASED VESTING)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 12, 2007, AFC Enterprises, Inc. (the “Company”) filed a Current Report on Form 8-K (the “October 12 Current Report”) relating to the appointment of Cheryl A. Bachelder as Chief Executive Officer of the Company and as President of the Company’s Popeyes® Chicken & Biscuits brand. On November 1, 2007, the Company, in connection with certain equity awards to Ms. Bachelder described in the October 12 Current Report, executed a Restricted Stock Grant Certificate, a Non-Qualified Stock Option Certificate relating to options with time-based vesting and a Non-Qualified Stock Option Certificate relating to options with performance-based vesting. The material terms of these awards are described in the October 12 Current Report, which descriptions are incorporated herein by reference. Copies of the certificates are attached to this Current Report on Form 8-K as exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Restricted Stock Grant Certificate

	10.2	Non-Qualified Stock Option Certificate (time-based vesting)

	10.3	Non-Qualified Stock Option Certificate (performance-based vesting)

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC.
Date: November 7, 2007	By:	/s/ Harold M. Cohen
Harold M. Cohen
Senior Vice President, General Counsel and Corporate Secretary